UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2025 (August 8, 2025)
 Cedar Realty Trust, Inc.
(Exact name of Registrant as specified in Its Charter)

Maryland	001-31817	42-1241468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (757) 627-9088
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.25% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpB	New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    On August 8, 2025, Wheeler Real Estate Investment Trust, Inc., the sole common stockholder of Cedar Realty Trust, Inc. (the “Company”), acting by written consent in lieu of an annual meeting, re-elected the board of directors of the Company in full, consisting of the following individuals, each to serve effective immediately until the next annual meeting of the Company’s sole common stockholder or until their successors are duly elected and qualified, or until their earlier death, resignation or removal: E. J. Borrack, Kerry G. Campbell, M. Andrew Franklin, Crystal Plum, Paula J. Poskon and Gary Skoien.

Item 7.01 Regulation FD Disclosure.
As previously disclosed, on August 8, 2024, the Board of Directors of Cedar Realty Trust, Inc. (the “Company”) authorized the repurchase of up to an aggregate amount of $10 million of the Company’s 7.25% Series B Cumulative Redeemable Preferred Stock and 6.50% Series C Cumulative Redeemable Preferred Stock (together, the “Preferred Stock”) over a period of twelve months (the “2024 Repurchase Program”). This 2024 Repurchase Program expired on August 8, 2025. On August 12, 2025, the Company announced that on August 8, 2025 its Board of Directors authorized the repurchase of up to an aggregate amount of $20 million of Preferred Stock over a period of 24 months (the “2025 Repurchase Program”). The repurchases may be made in the open market, in privately negotiated transactions, block trades or by other means, as determined by management. The Company is not required to repurchase any shares of Preferred Stock under the 2025 Repurchase Program. The timing, price and actual number of shares of Preferred Stock repurchased under the 2025 Repurchase Program will depend on a variety of factors, including price, market conditions and regulatory requirements. The 2025 Repurchase Program supersedes the 2024 Repurchase Program.

A copy of the press release announcing the 2025 Repurchase Program is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR REALTY TRUST, INC.

Date:	August 12, 2025	By:	/s/ M. Andrew Franklin
M. Andrew Franklin
Chief Executive Officer and President